UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2015

SOLITARIO EXPLORATION & ROYALTY CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-32978 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On August 14, 2015 Solitario Exploration & Royalty Corp. (“Solitario”) held its Annual Meeting of Shareholders at which the four matters identified below were submitted to a vote of shareholders. Each proposal is more fully described in Solitario’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 20, 2015.

a)           Approval of Transaction: The shareholders approved the proposal to sell Solitario’s 80% membership interest in Mt. Hamilton LLC to Waterton Nevada Splitter, LLC, a Nevada limited liability company, pursuant to the terms set forth in the Membership Interest Purchase Agreement dated June 10, 2015 (the “Transaction”). Holders of more than a majority of our outstanding shares voted to approve the proposal, with holders of 25,569,492 shares (or 65.04% of all outstanding shares) voting for the proposal, 26,388 voting against, 18,219 abstaining and 8,460,273 broker non-votes.

b)           Election of Directors. Five directors were elected to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified, with each director receiving the votes below:

	Number of Shares
Name	For	Against	Withheld	Broker Non-Votes
Brian Labadie	24,947,423	193,395	473,281	8,460,273
Mark E. Jones, III	22,039,196	1,432,471	2,142,432	8,460,273
John Hainey	23,299,843	1,001,495	1,312,761	8,460,273
Leonard Harris	20,785,121	1,565,355	3,263,623	8,460,273
Christopher E. Herald	25,299,343	176,380	138,376	8,460,273

c)       Advisory Vote on Executive Compensation. The shareholders approved the following resolution with 23,551,597 shares voting for, 1,401,785 shares voting against, 660,717 shares abstaining, and 8,460,273 broker non-votes:

“RESOLVED THAT: Solitario shareholders approve the compensation of Solitario’s named executive officers, as disclosed in the Company’s proxy statement, dated July 20, 2015, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2015 annual general meeting.”

d)       Appointment of Auditors. The appointment of EKS&H LLLC as our auditors for fiscal year 2015 was ratified with 33,368,038 shares voting for, 55,247 shares voting against, 651,087 shares abstaining, and no broker non-votes.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 17, 2015

Solitario Exploration & Royalty Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer